SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): March 4, 2004

                              NTL INCORPORATED
           (Exact name of registrant as specified in its charter)

    Delaware                File No. 000-22616                 52-1822078
    (State of            (Commission File Number)             (IRS Employer
 Incorporation)                                            Identification No.)

                     909 Third Avenue, Suite 2863, New
                            York, New York 10022
                      (Address of principal executive
                            offices) (zip code)

                  Registrant's telephone number, including
                         area code: (212) 906-8440




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                             TABLE OF CONTENTS

Item 5.  Other Events.
SIGNATURES
Exhibit 99.1


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Item 5.  Other Events.

Exhibits

   99.1 Press Release, dated March 4, 2004

On March 4, 2004, NTL Incorporated issued a press release announcing that it is evaluating a possible refinancing transaction in order to opportunistically take advantage of market conditions. NTL expects that the contemplated refinancing would include a senior secured credit facility and the issuance of high yield bonds. The attached exhibit is provided under
Item 5 of Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.


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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            NTL INCORPORATED


 Dated:  March 4, 2004                      By: /s/ Scott E. Schubert
                                                -------------------------------

                                                Name:  Scott E. Schubert
                                                Title: Chief Financial Officer